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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 2, 2001 relating to the financial statements and financial statement schedules of RCN Corporation, which appears in RCN Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 30, 2001